UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 27, 2006
Date of Report (Date of earliest event reported)

NORD RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-26407	85-0212139
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1 West Wetmore Road, Suite 203
Tucson, Arizona	85705
(Address of principal executive offices)	(Zip Code)

520-292-0266
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item	Description
8.01	Other Events
9.01	Financial Statements and Exhibits

2.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On November 27, 2006, the Nord Resources Corporation (“Nord”) announced that Platinum Diversified Mining, Inc.’s (“Platinum”) extraordinary general meeting of shareholders, relating to Platinum’s proposed acquisition of Nord in the all-cash merger transaction (the “Merger”) announced on October 23, 2006, was convened and held on November 27, 2006. However, Platinum has publicly stated that, due to lack of clarity over the delivery of proxies and the completion thereof, the meeting has been adjourned with the consent of Platinum’s shareholders until 5:00 p.m. (United Kingdom time) on Thursday, November 30, 2006.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit
99.1	News release dated November 27, 2006*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORD RESOURCES CORPORATION

By:
DATE: November 27, 2006		/s/ Ronald A. Hirsch
Ronald A. Hirsch
Chairman of the Board

3.